Lease Arrangements (Tables)	12 Months Ended
Dec. 31, 2014
Lease Arrangements
Schedule of future minimum revenue, expected to be earned on non-cancelable time charters with initial terms of one year or more

        The future minimum revenue, expected to be earned on non-cancellable time charters consisted of the following as at December 31, 2014 (in thousands):

2015	$536,022
2016	519,260
2017	489,215
2018	445,822
2019	410,552
2020 and thereafter	1,288,014

Total future revenue	$3,688,885